UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 23, 2022 (November 18, 2022)

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to AP8 Credit Agreement

On November 18, 2022, a wholly owned subsidiary (the “AP8 Borrower”) of Sunnova Energy International Inc., a Delaware corporation (the “Company”), entered into that certain Amendment No. 2 to Credit Agreement (the “Amendment No. 2”), which, among other things, further amends that certain Credit Agreement, dated as of September 30, 2020 (as previously amended, the “AP8 Credit Agreement”), by and among the AP8 Borrower, certain other subsidiaries of the Company, Banco Popular de Puerto Rico, as agent and as lender, and U.S. Bank National Association, as custodian.

The Amendment No. 2 amended the AP8 Credit Agreement to, among other things, (i) increase the aggregate commitments from $60,000,000 to up to $75,000,000, (ii) extend the facility maturity date from September 25, 2023 to September 25, 2024, (iii) add provisions to permit the Borrower to acquire and own managing members of financing funds and related covenants regarding the ownership of such managing members of financing funds, (iv) add the ability to borrow against solar assets, including amending the definition of “Borrowing Base” and related provisions and covenants to account for solar assets, (v) amend the eligibility criteria, concentration limits and amortization events for solar loans and the addition of solar assets, (vi) replace the London interbank offered rate with the forward-looking term rate based on the secured overnight financing rate as the interest rate benchmark and include benchmark replacement provisions, (vii) amend the interest rate on borrowings to an annual rate of Term SOFR (as defined in the AP8 Credit Agreement) plus 3.00%, with interest payments being due quarterly, and (viii) include certain provisions addressing grid services revenue, service incentives, service incentives rebates and related matters, in each case as more particularly set forth in the Amendment No. 2.

The foregoing description of the Amendment No. 2 is qualified in its entirety by reference to the full text of the Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1*	Amendment No. 2 to Credit Agreement, by and among Sunnova Asset Portfolio 8, LLC, Sunnova SLA Management, LLC, Sunnova Asset Portfolio 8 Holdings, LLC, Banco Popular de Puerto Rico, and U.S. Bank National Association, dated as of November 18, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Items 601(a)(5) and 601(b)(10). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: November 23, 2022	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel